EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT
-----------------------------

We consent to the  incorporation  by  reference  in the  following  Registration
Statements of The Charles Schwab Corporation of our reports dated February 23, 2004 (which reports express an unqualified opinion and include an explanatory paragraph relating to an accounting change), appearing in and incorporated by reference in this Annual Report on Form 10-K of The Charles Schwab Corporation for the year ended December 31, 2003.

Filed on Form S-3:

    Registration Statement No. 333-47107     (The Charles Schwab Corporation
                                             Employee Stock Incentive Plan)

    Registration Statement No. 333-32084     (Common stock registered pursuant
                                             to the acquisition of CyBerCorp
                                             Holdings, Inc.)

    Registration Statement No. 333-36410     (Debt Securities)

    Registration Statement No. 333-50812     (Common  stock  registered
                                             pursuant  to the  acquisition  of
                                             Chicago Investment Analytics, Inc.)

Filed on Form S-4:

    Registration Statement No. 333-30886     (Common stock registered pursuant
                                             to the acquisition of U.S. Trust
                                             Corporation)

    Registration Statement No. 333-48764     (Registration of common stock)

Filed on Form S-8:

    Registration Statement No. 333-101992    (The Charles Schwab Corporation
                                             Employee Stock Incentive Plan)

    Registration Statement No. 333-44793     (Charles Schwab Profit Sharing and
                                             Employee Stock Ownership Plan)

    Registration Statement No. 333-48335     (The Charles Schwab Corporation
                                             Employee Stock Incentive Plan)

    Registration Statement No. 333-93125     (The Charles Schwab Corporation
                                             Employee Stock Incentive Plan)

    Registration Statement No. 333-32058     (CyBerCorp Holdings, Inc. 1996
                                             Incentive Plan)

    Registration Statement No. 333-38150     (401(k) Plan and ESOP of United
                                             States Trust  Company of New York
                                             and  Affiliated Companies)

    Registration Statement No. 333-59280     (The Charles Schwab Corporation
                                             Employee Stock Incentive Plan)

    Registration Statement No. 333-63452     (The Charles Schwab Corporation
                                             Employee Stock Incentive Plan)

    Registration Statement No. 333-63448     (The Charles Schwab Corporation
                                             2001 Stock Incentive Plan)

    Registration Statement No. 333-71322     (The SchwabPlan Retirement Savings
                                             and Investment Plan)

    Registration Statement No. 333-81840     (The Charles Schwab Corporation
                                             Employee Stock Incentive Plan)

/s/ Deloitte & Touche LLP
-------------------------
San Francisco, California
March 11, 2004